UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

SUPPORT.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive, 2nd Floor Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (650) 556-9440
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective December 10, 2015, the Board of Directors (the “Board”) of Support.com, Inc., a Delaware corporation (the “Company”), approved an amended and restated form of director’s and officer’s indemnification agreement (the “D&O Indemnification Agreement”) to supersede the previous form of director’s and officer’s indemnification agreement that was adopted by the Board prior to the Company’s initial public offering in 2000 and which was previously filed with the Securities and Exchange Commission on February 18, 2000 as an exhibit to the Company’s Registration Statement on Form S-1. In many instances, the revisions to the amended form of D&O Indemnification Agreement are to conform the Company’s prior form of indemnification agreement to the indemnification provisions of the Company’s bylaws, which were amended and restated, effective as of December 10, 2015 (as amended and restated, the “Bylaws”) and to the provisions contained in Section 145 of the Delaware General Corporation Law (the “DGCL”), including, but not limited to, those discussed below in Item 5.03. In addition, the amended form of D&O Indemnification Agreement contains provisions regarding the Company’s obligation to secure director and officer liability insurance coverage to insure the Company’s directors and officers. The foregoing description of the amended form of D&O Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the amended form of D&O Indemnification Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein in this Item 1.01 in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the Company’s amended and restated form of D&O Indemnification Agreement is incorporated by reference in this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On December 10, 2015, the Company’s Board approved amendments to amend and restate the Bylaws, effective as of December 10, 2015.  The Bylaws were last amended on July 27, 2010.

The amendments to the Bylaws, which are intended to conform the Bylaws to more current public company practice and governance standards, provide increased transparency with respect to the deadlines for the receipt of advance notices of director nominations and stockholder proposals (other than those stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by providing for a thirty-day window period for the submission of advance notices of director nominations and stockholder proposals to be tied to the previous year’s annual meeting of stockholders as contrasted to the current year’s annual meeting of stockholders. Accordingly, the Company will now be able to disclose in its annual meeting proxy statement the specific advance notice deadlines for the following year’s annual meeting of stockholders.

The Company further believes that the revised advance notice deadline, for the submission by stockholders of advance notices of director nominations, which allow for advance notices of director nominations to be received up to sixty (60) days prior to the first anniversary of the previous year’s annual meeting, is more consistent with the policies of the leading proxy advisory firm, Institutional Shareholder Services, Inc. (ISS). Prior to the amendments to the Bylaws being disclosed herein, the Company’s previous deadline for the submission of advance notices of director nominations required that a stockholder submit an advance notice of director nominations not less than one hundred twenty (120) days, or approximately four months, prior to any meeting of stockholders called for the election of directors.

Among other things, the amendments to the Bylaws:

•	Incorporate current provisions of the DGCL, such as provisions relating to electronic transmissions and communications, including permitting the participation by stockholders in meetings by means of remote communications and permitting electronic notices.

•	Amend the provisions related to the advance notice of stockholder proposals, including, but not limited to, revisions to:

o	Specify that, to be timely, a stockholder’s notice of a stockholder proposal must be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not earlier than the close of business on the ninetieth (90th) calendar day and not later than the close of business on the sixtieth (60th) calendar day prior to the one-year anniversary date of the immediately preceding year’s annual meeting of stockholders (the “Anniversary Date”); provided, however, that in the event that the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Company did not hold an annual meeting in the preceding fiscal year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the sixtieth (60th) calendar day prior to such annual meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting was first made;

o	Specify the information required to be provided by stockholders and associated persons in their advance notice of stockholder proposals, including, but not limited to, information about the stockholder and associated persons, including their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto, information about any material relationship between the stockholder and associated persons and the Company and information about the business proposed;

o	Add a requirement for the proposing stockholder to update and supplement the information provided by such stockholder in its advance notice of stockholder proposals;

o	Specify the agreements, arrangements and understandings, written and oral, (a) between or among any proposing stockholders or (b) between or among any proposing stockholders and any other person or entity (including their names) in connection with the proposal of such business by a stockholder, that are required to be disclosed in a stockholder’s advance notice of business to be brought before a stockholders’ meeting;

o	Clarify certain procedural matters relating to the proposal of business by a stockholder including, but not limited to, the prerequisites for a stockholder to bring business before a stockholders’ meeting including, but not limited to, the requirement that such stockholder (a) be a beneficial owner of shares of the Company at the time of giving the advance notice of stockholder proposal, on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at the time of the annual meeting, (b) be entitled to vote at such annual meeting, and (c) comply with the advance notice procedures set forth in the Bylaws in all applicable respects; and

o
Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting in order for a stockholder proposal to be brought before the meeting.

•	Amend the provisions related to the advance notice of director nominations, including, but not limited to, revisions to:

o	Specify that, to be timely, a stockholder’s notice of nomination, shall be made in writing and delivered to, or mailed and received by, the Secretary of the Company at the principal office of the Company (i) not earlier than the close of business on the ninetieth (90th) calendar day and not later than the close of business on the sixtieth (60th) calendar day prior to the Anniversary Date, or (ii) in the case of a special meeting of stockholders called in accordance with the Bylaws for the purpose of electing directors, or in the event that the annual meeting of stockholders is called for a date that is more than thirty (30) calendar days before or more than sixty (60) calendar days after the Anniversary Date, or if the Company did not hold an annual meeting in the preceding fiscal year, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the later of (i) the close of business on the sixtieth (60th) calendar day prior to such meeting or (ii) the close of business on the tenth (10th) calendar day following the day on which public disclosure of the date of such meeting was first made.

o	Specify the information required to be provided by stockholders and associated persons in their advance notice of nominations of candidates for election to the Board, including, but not limited to, information about the stockholder and associated persons, including their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto, and information about the person(s) being nominated.

o	Add a requirement for the nominating stockholder to update and supplement the information provided by such stockholder in its advance notice of director nominations;

o	Specify the agreements, arrangements and understandings, written and oral, (a) between or among any nominating stockholders or (b) between or among any nominating stockholders and any other person or entity (including their names) in connection with the proposal of a director nomination by a nominating stockholder, that are required to be disclosed in a stockholder’s advance notice of director nominations to be brought before a stockholders’ meeting;

o	Clarify certain procedural matters relating to the proposal of a director nomination by a stockholder including, but not limited to, the prerequisites for a stockholder to bring a director nomination before a stockholders’ meeting including, but not limited to, the requirement that such stockholder (a) be a beneficial owner of shares of the Company at the time of giving the advance notice of a proposed director nomination, on the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at the time of the annual meeting, (b) be entitled to vote at such annual meeting, and (c) comply with the advance notice procedures set forth in the Bylaws in all applicable respects; and

o
Provide that the stockholder or a qualified representative of such stockholder must be present in person at a stockholders’ meeting in order for a proposed director nomination to be brought before the meeting.

•	Provide more detailed procedural provisions with respect to stockholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, proxies for such meetings, the availability of a stockholder list and postponement and cancellation of such meetings.

•	Clarify that the indemnification that the Company provides to its directors, officers and other agents is to the fullest extent permitted by applicable law except as specifically limited by the Restated Certificate of Incorporation or the Bylaws. In connection with such amendments, provisions have been added to the Bylaws to clarify the type of proceedings that are indemnified, the expenses that are indemnifiable, actions that are in an “official capacity” and actions “at the request of the Company.” In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide a specific time period by which the advancement needs to be made and to clarify the statutorily-required undertaking that may be required from an indemnified person regarding repayment of the amounts advanced if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company. Further, provisions were added to the Bylaws to limit the obligation of the Company to indemnify any person in connection with any proceeding under the enumerated circumstances described in the Bylaws. Other provisions provide a process for the Company’s Board to determine that indemnification is proper in a particular circumstance in accordance with applicable law, including the provisions contained in Section 145 of the DGCL, provide that the indemnification provided by the Bylaws is not exclusive of other indemnification that may be provided to the director or officer, authorize the Company to procure director and officer liability insurance and provide that the conduct of one indemnified person will not be imputed to another.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, defining certain terms and the capitalization of such defined terms, changes to conform the Bylaws to the provisions of the DGCL and the inclusion of specific references to the DGCL and the Restated Certificate of Incorporation.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on December 10, 2015, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 8.01	Other Events.

Bylaws Advance Notice Deadline for Submission of Stockholder Proposals and Director Nominations

To be considered timely, stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act and director nominations, in each case intended to be brought before the Company’s 2016 Annual Meeting of Stockholders, must be received by the Company’s Secretary no earlier than February 27, 2016 and no later than March 28, 2016, and must be directed to the Company’s Secretary at our corporate offices at 900 Chesapeake Drive, Second Floor, Redwood City, California 94063. Such stockholder proposals and nominations must also comply with the advance notice provisions contained in Article II, Section 2 and Article III, Section 3, respectively, of the Bylaws and stockholders are urged to read the complete text of such advance notice provisions.

In addition, in order for any stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act to be considered "timely" for purposes of Rule 14a-4(c) of the Exchange Act, the proposal must be received at our principal executive offices not later than March 28, 2016.

The foregoing summary of the advance notice provisions contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on December 10, 2015, attached hereto as Exhibit 3.1 and incorporated by reference in this Item 8.01 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Support.com, Inc., as adopted by the Board of Directors on December 10, 2015

10.1	Form of Director’s and Officer’s Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPPORT.COM, INC.
(Registrant)

Date: December 10, 2015	/s/ Elizabeth Cholawsky
Elizabeth Cholawsky
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Support.com, Inc., as adopted by the Board of Directors on December 10, 2015

10.1	Form of Director’s and Officer’s Indemnification Agreement